Exhibit 99.1

UMB Financial Corporation	News Release

1010 Grand Boulevard

Kansas City, MO 64106

816.860.7000

umb.com

//FOR IMMEDIATE RELEASE//

Media Contact: Rachael Crocker: 816.860.7775

Investor Relations Contact: Kay Gregory: 816.860.7106

UMB Financial Corporation Reports Fourth Quarter Net Income of $42.9 Million

or $0.87 per diluted share and Record Full-Year 2016 Net Income of $158.8 Million

KANSAS CITY, Mo. (Jan. 24, 2017) – UMB Financial Corporation (Nasdaq: UMBF), a diversified financial holding company, announced GAAP earnings for the fourth quarter 2016 of $42.9 million or $0.87 per diluted share, compared to $41.9 million or $0.85 per diluted share in the third quarter 2016 (linked quarter) and $29.6 million or $0.60 per diluted share in the fourth quarter 2015. These results represent an increase of 2.4 percent on a linked-quarter basis and 44.8 percent compared to the fourth quarter 2015. For the year ended Dec. 31, 2016, GAAP earnings were $158.8 million or $3.22 per diluted share, an increase of 36.8 percent compared to $116.1 million or $2.44 per diluted share for the year-ended Dec. 31, 2015.

Net operating income, a non-GAAP financial measure which is reconciled to the nearest comparable GAAP measure later in this release, was $45.3 million or $0.91 per diluted share for the fourth quarter 2016, compared to $43.0 million or $0.87 per diluted share for the linked quarter and $34.2 million or $0.70 per diluted share for the fourth quarter 2015. These results represent an increase of 5.4 percent on a linked-quarter basis and 32.3 percent compared to the fourth quarter 2015. Full year 2016 net operating income was $166.5 million or $3.38 per diluted share, an increase of 34.9 percent compared to $123.4 million or $2.59 per diluted share for the full year 2015.

Summary of financial results	UMB Financial Corporation
(unaudited, dollars in thousands)

				December	December
	Q4	Q3	Q4	YTD	YTD
	2016	2016	2015	2016	2015
GAAP
Net income	$42,934	$41,946	$29,643	$158,801	$116,073
Earnings per share (diluted)	0.87	0.85	0.60	3.22	2.44
Return on average assets	0.86%	0.85%	0.63%	0.81%	0.65%
Return on average equity	8.58	8.25	6.15	8.01	6.43
Efficiency ratio	71.5%	70.2%	77.2%	72.4%	77.6%

Non-GAAP
Net operating income	$45,294	$42,985	$34,234	$166,474	$123,360
Operating earnings per share (diluted)	0.91	0.87	0.70	3.38	2.59
Operating return on average assets	0.90%	0.87%	0.72%	0.85%	0.69%
Operating return on average equity	9.05	8.46	7.10	8.39	6.83
Operating efficiency ratio	70.1%	69.6%	74.1%	71.2%	76.3%

“Fourth quarter 2016 net income improved 2.4 percent, or $1.0 million, over the third quarter 2016,” said Mariner Kemper, chairman and chief executive officer. “These results were driven in part by a $164 million increase in average loans, which helped drive a 5.4 percent increase in net interest income. For the full year, we earned a record $158.8 million. 2016 was a year of unprecedented market activity. UMB’s stock posted a 66 percent improvement, outperforming the 26 percent return for the KBW Nasdaq Bank index. During the year, we fully integrated our acquisition of Marquette Financial Companies, executed on our expense initiative, and continued our history of solid loan growth. We are looking forward to 2017 and continuing to improve operating leverage and invest in our business for the future.”

Summary of revenue	UMB Financial Corporation
(unaudited, dollars in thousands)

	Q4	Q3	Q4	CQ vs.	CQ vs.
	2016	2016	2015	LQ	PY
Net interest income	$131,456	$124,765	$114,454	$6,691	$17,002
Noninterest income:
Trust and securities processing	60,431	60,218	62,194	213	(1,763)
Trading and investment banking	5,040	6,114	5,559	(1,074)	(519)
Service charges on deposit accounts	20,949	21,832	21,631	(883)	(682)
Insurance fees and commissions	833	698	894	135	(61)
Brokerage fees	4,674	4,712	3,005	(38)	1,669
Bankcard fees	16,113	17,086	17,369	(973)	(1,256)
Gains on sales of securities available for sale, net	—	2,978	1,998	(2,978)	(1,998)
Equity earnings (losses) on alternative investments	504	1,594	(5,189)	(1,090)	5,693
Other	7,786	6,716	5,138	1,070	2,648

Total noninterest income	$116,330	$121,948	$112,599	$(5,618)	$3,731

Total Revenue	$247,786	$246,713	$227,053	$1,073	$20,733

Net interest margin	3.00%	2.87%	2.76%

Total noninterest income as a % of total revenue	46.9%	49.4%	49.6%

Net interest income

•	On a linked quarter basis, the increase in net interest income was driven by a 13 basis point improvement in net interest margin, coupled with a 6.5 percent annualized, or $164.2 million, increase in average loans.

•	Earning asset yields improved 14 basis points from the linked quarter while the cost of interest-bearing liabilities increased one basis point to 0.26 percent. Average loan yields improved 10 basis points from the linked quarter to 3.96 percent, in part driven by favorable re-pricing and mix changes within the loan portfolio.

•	On a year-over-year basis, the increase in net interest income was driven by a 12.5 percent or $1.1 billion increase in average loans as well as higher average loan yields, which increased 16 basis points from a year ago.

•	For the fourth quarter 2016, average earning assets stood at $18.6 billion, an increase of 1.0 percent over the linked quarter and 6.8 percent over the fourth quarter 2015.

Noninterest income

•	Fourth quarter 2016 noninterest income decreased $5.6 million, or 4.6 percent, on a linked quarter basis largely due to lower gains on available-for-sale securities and equity earnings on alternative investments, which decreased $3.0 million and $1.1 million, respectively.

•	Noninterest income improved $3.7 million, or 3.3 percent, compared to the same quarter in 2015 driven by:

•	a $5.7 million increase in equity earnings on alternative investments from improvements in the valuation of the underlying Prairie Capital Management (PCM) fund investments;

•	a $1.5 million increase in 12b-1 income recorded in brokerage fees;

•	a $1.1 million increase in the fair value of company-owned life insurance, a $0.9 million increase in derivative income, and a $0.6 million gain on the sale of property recorded in other noninterest income;

•	a $1.5 million increase in trust and securities processing income related to the company’s private wealth business; and

•	partially offset by a decrease of $3.1 million, in advisory fee income from the Scout Funds recorded in trust and securities processing income and a $1.2 million decrease in bankcard fees driven by higher retail and commercial card program rewards and rebates expense.

Summary of Noninterest expense	UMB Financial Corporation
(unaudited, dollars in thousands)

	Q4	Q3	Q4	CQ vs.	CQ vs.
	2016	2016	2015	LQ	PY
Salaries and employee benefits	$107,538	$109,369	$103,617	$(1,831)	$3,921
Occupancy, net	11,421	11,394	11,791	27	(370)
Equipment	17,726	16,231	16,723	1,495	1,003
Supplies and services	4,788	4,624	4,280	164	508
Marketing and business development	6,256	5,332	6,816	924	(560)
Processing fees	11,045	11,264	13,096	(219)	(2,051)
Legal and consulting	7,056	4,450	7,447	2,606	(391)
Bankcard	4,558	5,015	5,301	(457)	(743)
Amortization of other intangible assets	2,928	2,992	3,283	(64)	(355)
Regulatory fees	3,687	3,370	3,320	317	367
Other	9,321	5,742	6,406	3,579	2,915

Total noninterest expense	$186,324	$179,783	$182,080	$6,541	$4,244

Noninterest expense

•	On a non-GAAP basis, operating noninterest expense, which excludes the impact of acquisition expenses and other items as reconciled later in this release, was $182.6 million for the fourth quarter 2016, an increase of $4.5 million, or 2.5 percent, compared to the linked quarter, and $7.7 million, or 4.4 percent, compared to the fourth quarter 2015.

•	On a linked quarter GAAP basis, the $6.5 million, or 3.6 percent, increase in noninterest expense was driven by:

•	a $2.7 million non-recurring fee paid for marketing agent termination costs within the company’s institutional investment management business and $0.7 million in operational losses within the bank segment, both of which were recorded in other noninterest expense;

•	higher legal and consulting expenses driven by technology-related consulting services and year-end billings from professional services firms;

•	higher equipment expense for computer and hardware costs related to investments for regulatory requirements, cyber security, and the ongoing modernization of the company’s core systems;

•	an increase in $0.9 million of bonus and commission expense driven, in part, by higher one- and three-year performance-related incentives in the company’s institutional management business; and

•	partially offset by a $2.7 million decrease in salaries and employee benefits expense due to lower employee headcount and decreased benefits expense.

•	The increase in noninterest expense of $4.2 million, or 2.3 percent, compared to the fourth quarter 2015 was primarily driven by:

•	a $2.7 million non-recurring fee paid for marketing agent termination costs within the company’s institutional investment management business recorded in other noninterest expense;

•	increased bonus and commission expense due to improved company performance;

•	higher equipment expense for computer and hardware costs related to investments for regulatory requirements, cyber security, and the ongoing modernization of the company’s core systems; and

•	partially offset by decreased processing fees paid to distributors of the Scout Funds.

Income Taxes

•	The company’s full year effective tax rate as of Dec. 31, 2016 decreased to 23.3 percent, as compared to 27.1 percent for full year Dec. 31, 2015. The decrease is primarily attributable to an increase in federal tax credits and a larger portion of income earned from excludable life insurance policy gains.

Balance Sheet

•	Average total assets for the fourth quarter 2016 were $19.9 billion compared to $18.8 billion for the same period in 2015, an increase of $1.2 billion, or 6.2 percent.

Summary of average loans and leases	UMB Financial Corporation
(unaudited, dollars in thousands)

	Q4	Q3	Q4	CQ vs.	CQ vs.
	2016	2016	2015	LQ	PY
Averages:
Commercial	$4,369,173	$4,441,790	$4,101,204	$(72,617)	$267,969
Asset based loans	231,035	228,310	228,709	2,725	2,326
Factoring loans	110,866	101,731	93,535	9,135	17,331
Commercial credit card	150,630	166,617	125,361	(15,987)	25,269
Real estate - construction	674,367	591,584	393,251	82,783	281,116
Real estate - commercial	3,089,946	2,976,666	2,573,135	113,280	516,811
Real estate - residential	553,770	505,721	478,653	48,049	75,117
Real estate - HELOC	713,528	735,527	725,640	(21,999)	(12,112)
Consumer credit card	271,909	262,937	303,887	8,972	(31,978)
Consumer other	146,779	137,949	135,378	8,830	11,401
Leases	34,020	32,987	41,208	1,033	(7,188)

Total loans	$10,346,023	$10,181,819	$9,199,961	$164,204	$1,146,062

•	Average loans for the fourth quarter 2016, increased 1.6 percent, on a linked-quarter basis, and 12.5 percent, compared to fourth quarter 2015.

Summary of average securities	UMB Financial Corporation
(unaudited, dollars in thousands)

	Q4	Q3	Q4	CQ vs.	CQ vs.
	2016	2016	2015	LQ	PY
Securities available for sale:
U.S. Treasury	$182,891	$340,144	$351,191	$(157,253)	$(168,300)
U.S. Agencies	248,329	369,022	682,418	(120,693)	(434,089)
Mortgage-backed	3,586,040	3,512,905	3,444,351	73,135	141,689
State and political subdivisions	2,362,178	2,314,875	2,117,875	47,303	244,303
Corporates	67,100	77,645	80,316	(10,545)	(13,216)

Total securities available for sale	6,446,538	6,614,591	6,676,151	(168,053)	(229,613)
Securities held to maturity:
State and political subdivisions	1,073,509	927,875	631,127	145,634	442,382
Trading securities	50,925	51,280	27,439	(355)	23,486
Other securities	66,567	65,986	66,954	581	(387)

Total securities	$7,637,539	$7,659,732	$7,401,671	$(22,193)	$235,868

•	The growth in the company’s held to maturity securities portfolio is attributed to increased activity in private placement bonds, primarily used to refinance existing revenue bonds in the healthcare and education sectors.

Summary of average deposits	UMB Financial Corporation
(unaudited, dollars in thousands)

	Q4	Q3	Q4	CQ vs.	CQ vs.
	2016	2016	2015	LQ	PY
Deposits:
Noninterest-bearing demand	$6,193,787	$5,690,838	$6,734,309	$502,949	$(540,522)
Interest-bearing demand and savings	8,439,920	8,276,491	7,285,061	163,429	1,154,859
Time deposits	1,112,781	1,154,762	1,243,147	(41,981)	(130,366)

Total deposits	$15,746,488	$15,122,091	15,262,517	624,397	$483,971

Non-interest bearing deposits as % of total	39.3%	37.6%	44.1%

•	The cost of interest-bearing liabilities for the fourth quarter 2016 was 26 basis points, and total cost of funds including noninterest-bearing deposits was 13 basis points.

Full Year 2016 Financial Discussion

Full year results summary	UMB Financial Corporation
(unaudited, dollars in thousands)

			CY vs.
As of and for the years-ended December 31,	2016	2015	PY
Earnings - GAAP
Net interest income	$495,323	$412,067	$83,256
Noninterest income	476,075	466,454	9,621
Noninterest expense	731,894	703,736	28,158
Net income	158,801	116,073	42,728

Average Balances
Loans	$9,992,874	$8,425,107	$1,567,767
Total earnings assets	18,256,621	16,496,213	1,760,408
Total assets	19,592,685	17,786,442	1,806,243
Deposits	15,338,741	14,078,290	1,260,451
Total equity	1,983,749	1,805,856	177,893

•	The 20.2 percent year-over-year increase in net interest income was driven by a volume variance of $63.0 million and a rate variance of $20.2 million. In 2016, average loan balances increased $1.6 billion and average loan yields increased 21 basis points.

•	Full year noninterest income increased $9.6 million, or 2.1 percent, due to:

•	a $14.9 million increase in equity earnings on alternative investments from improvements in the valuation of the underlying PCM fund investments;

•	a $7.8 million increase in bank-owned and company-owned life insurance income recorded in other noninterest income;

•	a $5.3 million increase in 12b-1 income recorded in brokerage fees; and

•	partially offset by a decrease in trust and securities processing income primarily due to a $22.9 million, or 40.9 percent, decrease in advisory fee income from the Scout Funds.

•	Full year noninterest expense increased 28.2 million, or 4.0 percent, primarily due to increases in bonus and commission expense of $11.4 million, salary expense of $9.1 million, and deferred compensation plan fair-value adjustments of $5.1 million.

•	On a non-GAAP basis, operating noninterest expense, which excludes the impact of acquisition expenses and other items as reconciled later in this release, was $719.9 million for full-year 2016, an increase of $27.6 million, or 4.0 percent, compared to the full-year 2015.

Capital information	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)

	December 31,	September 30,	December 31,
	2016	2016	2015
Total equity	$1,962,384	$2,024,628	$1,893,694
Book value per common share	39.51	40.86	38.34

Regulatory capital:
Common equity Tier 1 capital	$1,789,581	1,749,738	1,664,815
Tier 1 capital	1,789,581	1,749,738	1,681,222
Total capital	1,951,078	1,909,583	1,814,705

Regulatory capital ratios:
Common equity Tier 1 capital ratio	11.76%	11.75%	11.74%
Tier 1 risk-based capital ratio	11.76	11.75	11.86
Total risk-based capital ratio	12.82	12.82	12.80
Tier 1 leverage ratio	9.09	8.99	9.08

Credit quality	UMB Financial Corporation
(unaudited, dollars in thousands)

	Q4	Q3	Q2	Q1	Q4
	2016	2016	2016	2016	2015
Net charge-offs (recoveries) - Commercial loans	$1,127	$5,538	$(59)	$2,586	$178
Net charge-offs (recoveries) - Real estate loans	3,373	(67)	1,164	1,301	(50)
Net charge-offs - Consumer credit card loans	1,692	1,658	1,575	1,781	1,628
Net charge-offs - Consumer other loans	63	133	52	77	130

Net charge-offs - Total loans	$6,255	$7,262	$2,732	$5,745	$1,886
Net loan charge-offs as a % of total average loans	0.24%	0.28%	0.11%	0.24%	0.08%
Loans over 90 days past due	3,365	2,678	4,700	3,334	7,324
Loans over 90 days past due as a % of total loans	0.03%	0.03%	0.05%	0.03%	0.08%
Nonaccrual and restructured loans	70,259	79,607	58,423	54,933	61,152
Nonaccrual and restructured loans as a % of total loans	0.67%	0.77%	0.58%	0.57%	0.65%
Provision for loan losses	$7,500	$13,000	$7,000	$5,000	$5,000

•	Nonperforming loans, defined as restructured loans on nonaccrual and all other nonaccrual loans, decreased $9.4 million from the linked quarter driven primarily due to the sale of one large commercial credit that migrated to nonperforming status last quarter.

Dividend Declaration

At the company’s quarterly board meeting, the Board of Directors declared a $0.255 per share quarterly cash dividend, payable on April 3, 2017, to shareholders of record at the close of business on March 10, 2017.

Conference Call

The company plans to host a conference call to discuss its fourth quarter and year-end 2016 earnings results on Wednesday, Jan. 25, 2017, at 8:30 a.m. (CT).

Interested parties may access the call by dialing (toll-free) 877-267-8760 or (U.S.) 412-542-4148 and requesting to join the UMB Financial call. The live call can also be accessed by visiting the investor relations area of umbfinancial.com or by using the following the link:

UMB Financial 4Q & Year-End 2016 Conference Call

A replay of the conference call may be heard through Feb. 8, 2017, by calling (toll-free) 877-344-7529 or (U.S.) 412-317-0088. The replay pass code required for playback is 10098797. The call replay may also be accessed via the company’s website umbfinancial.com by visiting the investor relations area.

Non-GAAP Financial Information

In this release, we provide information about net operating income, operating earnings per share - diluted (operating EPS), operating return on average equity (operating ROE), operating return on average assets (operating ROA), operating noninterest expense, and operating efficiency ratio, all of which are non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures—net operating income, operating EPS, operating ROE, operating ROA, operating noninterest expense and operating efficiency ratio—and the nearest comparable GAAP financial measures are reconciled later in this release. The company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for fair value adjustments, acquisition- and severance-related items and one-time marketing agent termination costs that management does not believe reflect the company’s fundamental operating performance.

Net operating income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding the following: (i) fair value adjustments on contingent consideration for the acquisitions of Prairie Capital Management, LLC (PCM) and Reams Asset Management Company (Reams), (ii) expenses related to acquisitions (iii) non-acquisition related severance expense (iv) expenses related to the buy-out and termination of certain marketing and referral agreements in the company’s institutional investment management business, and (v) the tax impact of the previous adjustments. The company believes that the financial impact of excluding non-acquisition related severance expense will be immaterial in the near future. It is excluded from certain GAAP financial measures as it has an unusually large impact on the company’s financial statements.

Operating EPS (basic and diluted) is calculated as earnings per share as reported, adjusted to reflect, on a per share basis, the impact of excluding the non-GAAP adjustments described in clauses (i)-(v) above for the relevant period. Operating ROE is calculated as net operating income, divided by the company’s average total shareholders’ equity for the relevant period. Operating ROA is calculated as net operating income, divided by the company’s average assets for the relevant period. Operating noninterest expense for the relevant period is defined as GAAP noninterest expense, adjusted to reflect the pre-tax impact of non-GAAP adjustments described in clauses (i)-(iv) above. Operating efficiency ratio is calculated as the company’s operating noninterest expense, net of amortization of other intangibles, divided by the company’s total revenue (tax equivalent net interest income plus noninterest income less gains on sales of securities available for sale, net).

Forward-Looking Statements:

This release contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about expected cost savings and other results of efficiency initiatives and our statements about reduced regulation, tax reform and our ability to capitalize on changes. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2015, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

About UMB:

UMB Financial Corporation (Nasdaq: UMBF) is a diversified financial holding company headquartered in Kansas City, Mo., offering complete banking services, payment solutions, asset servicing and institutional investment management to customers. UMB operates banking and wealth management centers throughout Missouri, Illinois, Colorado, Kansas, Oklahoma, Nebraska, Arizona and Texas, as well as two national specialty-lending businesses. Subsidiaries of the holding company include companies that offer services to mutual funds and alternative-investment entities and registered investment advisors that offer equity and fixed income strategies to institutions and individual investors. For more information, visit umb.com, umbfinancial.com, blog.umb.com or follow us on Twitter at @UMBBank, Facebook at facebook.com/UMBBank and LinkedIn at linkedin.com/company/umb-bank.

Consolidated Balance Sheets	UMB Financial Corporation
(dollars in thousands)

	December 31,
	2016	2015
	(unaudited)	(audited)
Assets
Loans	$10,540,383	$9,430,761
Allowance for loan losses	(91,649)	(81,143)

Net loans	10,448,734	9,349,618

Loans held for sale	5,279	589
Investment securities:
Available for sale	6,466,334	6,806,949
Held to maturity	1,115,932	667,106
Trading securities	39,536	29,617
Other securities	68,306	65,198

Total investment securities	7,690,108	7,568,870

Federal funds and resell agreements	324,327	173,627
Interest-bearing due from banks	715,823	522,877
Cash and due from banks	422,117	458,217
Premises and equipment, net	289,007	281,471
Accrued income	99,045	90,127
Goodwill	228,396	228,346
Other intangibles, net	34,491	46,782
Other assets	425,205	373,721

Total assets	$20,682,532	$19,094,245

Liabilities
Deposits:
Noninterest-bearing demand	$6,654,584	$6,306,895
Interest-bearing demand and savings	8,780,309	7,529,972
Time deposits under $250,000	613,589	771,973
Time deposits of $250,000 or more	522,132	483,912

Total deposits	16,570,614	15,092,752

Federal funds and repurchase agreements	1,856,937	1,818,062
Short-term debt	—	5,009
Long-term debt	76,772	86,070
Accrued expenses and taxes	172,967	161,245
Other liabilities	42,858	37,413

Total liabilities	18,720,148	17,200,551

Shareholders’ Equity
Common stock	55,057	55,057
Capital surplus	1,033,419	1,019,889
Retained earnings	1,142,887	1,033,990
Accumulated other comprehensive loss, net	(57,542)	(3,718)
Treasury stock	(211,437)	(211,524)

Total shareholders’ equity	1,962,384	1,893,694

Total liabilities and shareholders’ equity	$20,682,532	$19,094,245

Consolidated Statements of Income	UMB Financial Corporation

(dollars in thousands except share and per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
	(unaudited)	(unaudited)	(unaudited)	(audited)
Interest Income
Loans	$102,961	$88,011	$386,274	$308,325
Securities:
Taxable interest	18,339	18,858	73,560	75,327
Tax-exempt interest	16,139	11,756	57,516	43,598

Total securities income	34,478	30,614	131,076	118,925
Federal funds and resell agreements	769	320	2,708	697
Interest-bearing due from banks	569	595	2,341	2,356
Trading securities	233	75	632	378

Total interest income	139,010	119,615	523,031	430,681

Interest Expense
Deposits	5,119	3,836	17,936	14,269
Federal funds and repurchase agreements	1,774	396	6,524	1,785
Other	661	929	3,248	2,560

Total interest expense	7,554	5,161	27,708	18,614

Net interest income	131,456	114,454	495,323	412,067
Provision for loan losses	7,500	5,000	32,500	15,500

Net interest income after provision for loan losses	123,956	109,454	462,823	396,567

Noninterest Income
Trust and securities processing	60,431	62,194	239,879	262,056
Trading and investment banking	5,040	5,559	21,422	20,218
Service charges on deposits	20,949	21,631	86,662	86,460
Insurance fees and commissions	833	894	4,188	2,530
Brokerage fees	4,674	3,005	17,833	11,753
Bankcard fees	16,113	17,369	68,749	69,211
Gains on sale of securities available for sale, net	—	1,998	8,509	10,402
Equity earnings (loss) on alternative investments	504	(5,189)	2,695	(12,188)
Other	7,786	5,138	26,138	16,012

Total noninterest income	116,330	112,599	476,075	466,454

Noninterest Expense
Salaries and employee benefits	107,538	103,617	432,754	406,472
Occupancy, net	11,421	11,791	44,926	43,861
Equipment	17,726	16,723	67,271	63,533
Supplies, postage and telephone	4,788	4,280	19,080	18,579
Marketing and business development	6,256	6,816	22,342	23,730
Processing fees	11,045	13,096	45,235	51,328
Legal and consulting	7,056	7,447	21,242	26,390
Bankcard	4,558	5,301	20,757	20,288
Amortization of other intangibles	2,928	3,283	12,291	12,090
Regulatory fees	3,687	3,320	14,178	12,125
Other	9,321	6,406	31,818	25,340

Total noninterest expense	186,324	182,080	731,894	703,736
Income before income taxes	53,962	39,973	207,004	159,285
Income tax provision	11,028	10,330	48,203	43,212

Net income	$42,934	$29,643	$158,801	$116,073

Per Share Data
Net income - basic	$0.88	$0.61	$3.25	$2.46
Net income – diluted	0.87	0.60	3.22	2.44
Dividends	0.255	0.245	0.990	0.950

Weighted average shares outstanding	48,935,216	48,630,195	48,828,313	47,126,252
Weighted average shares outstanding – diluted	49,616,121	49,066,566	49,277,055	47,579,334

Consolidated Statements of Comprehensive (Loss) Income	UMB Financial Corporation
(dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(unaudited)	(unaudited)	(unaudited)	(audited)
Net Income	$42,934	$29,643	$158,801	$116,073
Other comprehensive loss, net of tax:
Unrealized gains (losses) on securities:
Change in unrealized holding losses, net	(168,433)	(46,682)	(77,794)	(13,393)
Less: Reclassifications adjustment for gains included in net income	—	(1,998)	(8,509)	(10,402)

Change in unrealized losses on securities during the period	(168,433)	(48,680)	(86,303)	(23,795)
Change in unrealized gains (losses) on derivatives	7,161	(10)	(516)	(10)

Income tax benefit	61,218	18,442	32,995	9,081

Other comprehensive loss	(100,054)	(30,248)	(53,824)	(14,724)

Comprehensive (loss) income	$(57,120)	$(605)	$104,977	$101,349

Consolidated Statements of Shareholders’ Equity	UMB Financial Corporation
(dollars in thousands, except per share data)

				Accumulated
				Other
	Common	Capital	Retained	Comprehensive	Treasury
(audited)	Stock	Surplus	Earnings	Income (Loss)	Stock	Total
Balance - January 1, 2015	$55,057	$894,602	$963,911	$11,006	$(280,818)	$1,643,758
Total comprehensive income	—	—	116,073	(14,724)	—	101,349
Cash dividends ($0.95 per share)	—	—	(45,994)	—	—	(45,994)
Purchase of treasury stock	—	—	—	—	(8,457)	(8,457)
Issuance of equity awards	—	(3,278)			3,737	459
Recognition of equity based compensation	—	10,292	—	—	—	10,292
Net tax benefit related to equity compensation plans	—	944	—	—	—	944
Sale of treasury stock	—	611	—	—	445	1,056
Exercise of stock options	—	4,083	—	—	6,467	10,550
Common stock issuance	—	112,635	—	—	67,102	179,737

Balance – December 31, 2015	$55,057	$1,019,889	$1,033,990	$(3,718)	$(211,524)	$1,893,694

(unaudited)
Balance - January 1, 2016	$55,057	$1,019,889	$1,033,990	$(3,718)	$(211,524)	$1,893,694
Total comprehensive income	—	—	158,801	(53,824)	—	104,977
Cash dividends ($0.99 per share)	—	—	(49,048)	—	—	(49,048)
Purchase of treasury stock	—	—	—	—	(16,367)	(16,367)
Issuance of equity awards	—	(3,011)	—	—	3,440	429
Recognition of equity based compensation	—	11,306	—	—	—	11,306
Sale of treasury stock	—	480	—	—	616	1,096
Exercise of stock options	—	3,417	—	—	12,398	15,815
Cumulative effect adjustment	—	1,338	(856)	—	—	482

Balance – December 31, 2016	$55,057	$1,033,419	$1,142,887	$(57,542)	$(211,437)	$1,962,384

Average Balances / Yields and Rates	UMB Financial Corporation

(tax - equivalent basis)

(unaudited, dollars in thousands)

	Three Months Ended December 31,
	2016		2015
	Average	Average	Average	Average
	Balance	Yield/Rate	Balance	Yield/Rate
Assets
Loans, net of unearned interest	$10,346,023	3.96%	$9,199,961	3.80%
Securities:
Taxable	4,232,002	1.72	4,704,102	1.59
Tax-exempt	3,354,612	2.94	2,670,130	2.71

Total securities	7,586,614	2.26	7,374,232	2.00
Federal funds and resell agreements	208,581	1.47	117,005	1.09
Interest-bearing due from banks	365,512	0.62	662,036	0.36
Trading securities	50,925	2.18	27,439	1.29

Total earning assets	18,557,655	3.17	17,380,673	2.88
Allowance for loan losses	(91,833)		(78,906)
Other assets	1,454,616		1,453,790

Total assets	$19,920,438		$18,755,557

Liabilities and Shareholders’ Equity
Interest-bearing deposits	$9,552,701	0.21%	$8,528,207	0.18%
Federal funds and repurchase agreements	1,899,196	0.37	1,305,939	0.12
Borrowed funds	76,831	3.42	88,862	4.15

Total interest-bearing liabilities	11,528,728	0.26	9,923,008	0.21
Noninterest-bearing demand deposits	6,193,787		6,734,309
Other liabilities	206,576		185,586
Shareholders’ equity	1,991,347		1,912,654

Total liabilities and shareholders’ equity	$19,920,438		$18,755,557

Net interest spread		2.91%		2.67%
Net interest margin		3.00		2.76

Average Balances / Yields and Rates	UMB Financial Corporation

(tax - equivalent basis)

(unaudited, dollars in thousands)

	Year Ended December 31,
	2016		2015
	Average	Average	Average	Average
	Balance	Yield/Rate	Balance	Yield/Rate
Assets
Loans, net of unearned interest	$9,992,874	3.87%	$8,425,107	3.66%
Securities:
Taxable	4,545,013	1.62	4,823,710	1.56
Tax-exempt	3,077,562	2.87	2,473,811	2.72

Total securities	7,622,575	2.12	7,297,521	1.95
Federal funds and resell agreements	188,572	1.44	76,108	0.92
Interest-bearing due from banks	410,163	0.57	664,752	0.35
Trading securities	42,437	1.85	32,725	1.46

Total earning assets	18,256,621	3.03	16,496,213	2.75
Allowance for loan losses	(85,201)		(77,899)
Other assets	1,421,265		1,368,128

Total assets	$19,592,685		$17,786,442

Liabilities and Shareholders’ Equity
Interest-bearing deposits	$9,432,720	0.19%	$8,150,588	0.18%
Federal funds and repurchase agreements	2,005,631	0.33	1,590,776	0.11
Borrowed funds	85,658	3.79	59,174	4.33

Total interest-bearing liabilities	11,524,009	0.24	9,800,538	0.19
Noninterest-bearing demand deposits	5,906,021		5,927,702
Other liabilities	178,906		252,346
Shareholders’ equity	1,983,749		1,805,856

Total liabilities and shareholders’ equity	$19,592,685		$17,786,442

Net interest spread		2.79%		2.56%
Net interest margin		2.88		2.64

Business Segment Information	UMB Financial Corporation
(unaudited, dollars in thousands)

	Three Months Ended December 31, 2016
	Bank	Institutional Investment Management	Asset Servicing	Total
Net interest income	$128,869	$—	$2,587	$131,456
Provision for loan losses	7,500	—	—	7,500
Noninterest income	75,393	18,858	22,079	116,330
Noninterest expense	145,959	20,448	19,917	186,324

Income (loss) before taxes	50,803	(1,590)	4,749	53,962
Income tax expense (benefit)	10,145	(102)	985	11,028

Net income (loss)	$40,658	$(1,488)	$3,764	$42,934

Average assets	$18,821,000	$60,000	$1,039,000	$19,920,000

	Three Months Ended December 31, 2015
	Bank	Institutional Investment Management	Asset Servicing	Total
Net interest income	$112,647	$—	$1,807	$114,454
Provision for loan losses	5,000	—	—	5,000
Noninterest income	69,202	20,882	22,515	112,599
Noninterest expense	144,525	18,690	18,865	182,080

Income before taxes	32,324	2,192	5,457	39,973
Income tax expense	8,346	573	1,411	10,330

Net income	$23,978	$1,619	$4,046	$29,643

Average assets	$17,660,000	$65,000	$1,031,000	$18,756,000

	Year Ended December 31, 2016
	Bank	Institutional Investment Management	Asset Servicing	Total
Net interest income	$484,716	$—	$10,607	$495,323
Provision for loan losses	32,500	—	—	32,500
Noninterest income	311,309	75,822	88,944	476,075
Noninterest expense	577,683	73,442	80,769	731,894

Income before taxes	185,842	2,380	18,782	207,004
Income tax expense	43,039	798	4,366	48,203

Net income	$142,803	$1,582	$14,416	$158,801

Average assets	$18,314,000	$61,000	$1,218,000	$19,593,000

	Year Ended December 31, 2015
	Bank	Institutional Investment Management	Asset Servicing	Total
Net interest income	$406,884	$—	$5,183	$412,067
Provision for loan losses	15,500	—	—	15,500
Noninterest income	279,897	95,064	91,493	466,454
Noninterest expense	552,514	71,498	79,724	703,736

Income before taxes	118,767	23,566	16,952	159,285
Income tax expense	32,208	6,469	4,535	43,212

Net income	$86,559	$17,097	$12,417	$116,073

Average assets	$16,732,000	$69,000	$985,000	$17,786,000

Non-GAAP Financial Measures	UMB Financial Corporation

Net operating income and operating earnings per share non-GAAP reconciliations:

(unaudited, dollars in thousands, except share and per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Net income (GAAP)	$42,934	$29,643	$158,801	$116,073

Adjustments:
Fair value adjustments on contingent consideration (i)	—	469	67	(3,008)
Acquisition expenses (ii)	547	3,427	5,020	9,833
Non-acquisition severance expense (iii)	415	3,278	4,177	4,561
Marketing agent termination costs (iv)	2,725	—	2,725	—
Tax-impact of adjustments (v)	(1,327)	(2,583)	(4,316)	(4,099)

Total Non-GAAP adjustments (net of tax)	2,360	4,591	7,673	7,287

Net operating income (Non-GAAP)	$45,294	$34,234	$166,474	$123,360

Earnings per share as reported - diluted	$0.87	$0.60	$3.22	$2.44
Fair value adjustments on contingent consideration (i)	—	0.01	—	(0.06)
Acquisition expenses (ii)	0.01	0.07	0.11	0.20
Non-acquisition severance expense (iii)	0.01	0.07	0.08	0.10
Marketing agent termination costs (iv)	0.05	—	0.06	—
Tax-impact of adjustments (v)	(0.03)	(0.05)	(0.09)	(0.09)

Operating earnings per share - diluted	$0.91	$0.70	$3.38	$2.59

GAAP
Return on average assets	0.86%	0.63%	0.81%	0.65%
Return on average equity	8.58	6.15	8.01	6.43

Non-GAAP
Operating return on average assets	0.90%	0.72%	0.85%	0.69%
Operating return on average equity	9.05	7.10	8.39	6.83

Operating noninterest expense and operating efficiency ratio non-GAAP reconciliations:	UMB Financial Corporation

(unaudited, dollars in thousands except share and per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Noninterest expense	$186,324	$182,080	$731,894	$703,736
Adjustments to arrive at operating noninterest expense (pre-tax):
Fair value adjustments on contingent consideration (i)	—	469	67	(3,008)
Acquisition expenses (ii)	547	3,427	5,020	9,833
Non-acquisition severance expense (iii)	415	3,278	4,177	4,561
Marketing agent termination costs (iv)	2,725	—	2,725	—

Total Non-GAAP adjustments (pre-tax)	3,687	7,174	11,989	11,386

Operating noninterest expense	$182,637	$174,906	$719,905	$692,350

Noninterest expense	$186,324	$182,080	$731,894	$703,736
Less: Amortization of other intangibles	2,928	3,283	12,291	12,090

Noninterest expense, net of amortization of other intangibles (numerator A)	$183,396	$178,797	$719,603	$691,646

Operating noninterest expense	$182,637	$174,906	$719,905	$692,350
Less: Amortization of other intangibles	2,928	3,283	12,291	12,090

Operating expense, net of amortization of other intangibles (numerator B)	$179,709	$171,623	$707,614	$680,260

Net interest income (tax equivalent) (vi)	$140,147	$120,966	$526,337	$435,852
Noninterest income	116,330	112,599	476,075	466,454
Less: Gains on sales of securities available for sale, net	—	1,998	8,509	10,402

Total (denominator A)	$256,477	$231,567	$993,903	$891,904

Efficiency ratio (numerator A/denominator A)	71.51%	77.21%	72.40%	77.55%
Operating efficiency ratio (numerator B/denominator A)	70.07	74.11	71.20	76.27

(i)	Represents fair value adjustments to contingent consideration for the acquisitions of PCM and Reams.
(ii)	Represents expenses related to the acquisition of Marquette.
(iii)	Represents non-acquisition severance expense related to UMB-legacy employees as management excludes severance expense from its internal evaluation of company performance. Severance expense for Marquette-legacy employees is included in item (ii).
(iv)	Represents expenses related to the buy-out and termination of certain marketing and referral agreements in the company’s institutional investment management business.
(v)	Calculated using the company’s marginal tax rate of 36%.
(vi)	Tax-exempt interest income has been adjusted to a tax equivalent basis. The amount of such adjustment was an addition to net interest income of $8.7 million and $6.5 million for the three months ended December 31, 2016 and 2015, respectively and $31.0 million and $23.8 million for the year ended December 31, 2016 and 2015, respectively.